EXHIBIT 32.1
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                              UNITED-GUARDIAN, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of United-Guardian, Inc. (the "Registrant") on Form 10-QSB for the fiscal quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred R. Globus, Chief Executive Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  August 9, 2004                    /s/ Alfred R. Globus
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                                         Alfred R. Globus
                                         Chief Executive Officer